Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Twin Disc, Incorporated – The Accelerator 401 (k) Savings Plan (the “Plan”) on Form 11-K for the plan year ending December 31, 2014, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”) , I, Jeffrey S. Knutson, Vice President – Finance, Interim Chief Financial Officer, Corporate Controller, Interim Treasurer and Secretary, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act 1934, and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition of the Plan.

Date: June 16, 2015	/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President – Finance, Interim Chief Financial
Officer, Corporate Controller, Interim Treasurer and
Secretary, Chief Accounting Officer